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                                                                    EXHIBIT 23.1


                         CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the inclusion in this Registration Statement on Form S-8 (File No. 333-_____) of our report dated March 13, 1998, except as to note 3 which is as of October 15, 1998, on our audit of the financial statements of Rhythms NetConnections Inc.

                                   /s/ PricewaterhouseCoopers LLP

                                   PricewaterhouseCoopers LLP


San Diego, California
February 26, 1999